SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant:        Yes.

Filed by a Party other than the Registrant:  No.

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                        MONTGOMERY FINANCIAL CORPORATION
                (Name Of Registrant As Specified In Its Charter)

                        MONTGOMERY FINANCIAL CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11
         (1)      Title of each class of securities to which transaction
                  applies:             N/A
         (2)      Aggregate number of securities to which transaction
                  applies:             N/A
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and
                  state how it was determined):     N/A
         (4)      Proposed maximum aggregate value of transaction:     N/A
         (5)      Total fee paid:
[ ]      Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
         Schedule and the date of its filing.       N/A
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                        MONTGOMERY FINANCIAL CORPORATION
                              119 East Main Street
                          Crawfordsville, Indiana 47933
                                 (765) 362-4710

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         To be Held on October 17, 2000

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Montgomery Financial Corporation (the "Company") will be held at the Company's office located at 119 East Main Street, Crawfordsville, Indiana at 2:00 p.m., Crawfordsville, Indiana time, on Tuesday, October 17, 2000.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1. The election of three directors of the Company to serve for three year terms expiring in 2003;

         2. The ratification of the appointment of Olive LLP as the auditors of the Company for the fiscal year ending June 30, 2001;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Shareholders of record at the close of business on August 31, 2000 are the shareholders entitled to vote at the Meeting and any adjournments thereof.

You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           /s/ Earl F. Elliott
                                           Earl F. Elliott
                                           Chief Executive Officer and President

Crawfordsville, Indiana
September 15, 2000

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                        MONTGOMERY FINANCIAL CORPORATION
                              119 East Main Street
                          Crawfordsville, Indiana 47933
                                 (765) 362-4710

                         ANNUAL MEETING OF SHAREHOLDERS

                                October 17, 2000

This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Montgomery Financial Corporation (the "Company"), the parent company of Montgomery Savings, A Federal Association ("Montgomery Savings" or the "Association"), of proxies to be used at the Annual Meeting of Shareholders of the Company (the "Meeting") which will be held at the Company's office located at 119 East Main Street, Crawfordsville, Indiana on Tuesday, October 17, 2000, at 2:00 p.m., Crawfordsville, Indiana time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting, a proxy card and this Proxy Statement are first being mailed to shareholders on or about September 15, 2000.

At the Meeting, shareholders of the Company are being asked to consider and vote upon the election of three directors and the ratification of the appointment of Olive LLP as auditors for the Company.

Vote Required and Proxy Information

All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees and the other proposal set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to the Secretary, Montgomery Financial Corporation, 119 East Main Street, Crawfordsville, Indiana 47933.

Voting Securities and Certain Holders Thereof

Shareholders of record as of the close of business on August 31, 2000 (the "Voting Record Date") will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 1,244,790 shares of Common Stock issued and outstanding. The holders of over 50% of the outstanding shares of Common Stock as of the Voting Record Date must be present in person or by proxy at the Annual Meeting to constitute a quorum. In determining whether a quorum is present, shareholders who abstain, cast broker non-votes, or withhold authority to vote on one or more director nominees will be deemed present at the Annual Meeting.

         The following table sets forth information regarding share ownership of those persons or entities known by management to own beneficially more than five percent of the Company's outstanding shares of Common Stock.

                                                   Shares
                                                Beneficially          Percent
      Beneficial Owner                              Owned            of Class
--------------------------------------------    ------------        -----------
Community Trust & Investment Company, Trustee
Montgomery Financial Corporation
   Employee Stock Ownership Plan
119 East Main Street
Crawfordsville, Indiana 47933                        132,250  (1)      10.6%

(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 26,702 of which have been allocated to accounts of participants. Community Trust & Investment Company, the trustee of the ESOP, may be deemed to own beneficially the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.

                       PROPOSAL I - ELECTION OF DIRECTORS

The Company's Board of Directors is presently composed of seven members, each of whom is also a director of the Association. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and shall qualify. Approximately one-third of the directors are elected annually.

The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected. Unless otherwise indicated, each nominee has sole investment and/or voting power with respect to the shares shown as beneficially owned by him. No nominee for director is related to any other nominee for director or executive officer of the Company by blood, marriage or adoption. C. Rex Henthorn, a director of the Company, is the brother of Thomas J. Henthorn, one of the Association's First Vice Presidents.

                                                                                             Shares of
                                                   Director       Director                    Common
                                                    of the         of the        Term          Stock       Percent
                                 Position(s)      Association      Company        to        Beneficially     of
Name                 Age             Held            Since          Since       Expire       Owned(1)       Class
---------------      ----      --------------    -------------    --------      ------      ------------   -------
NOMINEES
Earl F. Elliott       67       Director,              1973          1997          2003          20,223(2)    1.6%
                               Chief Executive
                               Officer and
                               President
Mark E. Foster        47       Director               1990          1997          2003           5,808(3)    *
Robert C. Wright      55       Director               1996          1997          2003           8,943(3)    *
DIRECTORS

CONTINUING

IN OFFICE

C. Rex Henthorn       62       Chairman of
                               the Board              1981          1997          2002          18,084(3)    1.5%
Joseph M. Malott      63       Director               1978          1997          2001          13,084(3)    1.1%
J. Lee Walden         52       Director,              1995          1997          2001          13,027(4)    1.0%
                               Vice President,
                               Chief Operating
                               Officer and Chief
                               Financial Officer
John E. Woodward      72       Director               1975          1997          2002          13,084(3)    1.1%
All directors and executive
officers as a group (10 persons)                                                               126,760(5)   10.1%

* Less than 1%.

(1) Based upon information furnished by the respective directors, executive officers and director nominees. Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic power with respect to the shares. Includes shares beneficially owned by members of the immediate families of the directors residing in their homes.

(2) Includes 1,650 shares which may be acquired upon exercise of stock options granted under the Montgomery Savings, A Federal Association Stock Option Plan (the "Option Plan"), 5,298 shares held under the Montgomery Savings, A Federal Association Management Recognition Plan and Trust (the "MRP") and the Montgomery Financial Corporation 1997 Recognition and Retention Plan (the "RRP"), 2,994 shares allocated to Mr. Elliott's account as of June 30, 2000, under the ESOP, and 255 shares held by Mr. Elliott's spouse for his descendants. Does not include stock options for 1,102 shares granted to the director under the Option Plan, which are not exercisable within 60 days of the Voting Record Date.

(3) Includes 1,257 shares which may be acquired upon exercise of stock options granted under the Montgomery Savings, A Federal Association Directors' Stock Option Plan (the "Directors' Option Plan") and 2,500 shares held under the RRP. Does not include stock options for 841 shares granted to the director under the Directors' Option Plan which are not exercisable within 60 days of the Voting Record Date.

(4) Includes 858 shares which may be acquired upon exercise of stock options granted under the Option Plan, 4,739 shares held under the MRP and the RRP, and 2,208 shares allocated to Mr. Walden's account as of June 30, 2000, under the ESOP. Does not include stock options for 573 shares granted to the director under the Option Plan which are not exercisable within 60 days of the Voting Record Date.

(5) Includes 10,440 shares which may be acquired upon exercise of stock options granted under the Option Plan and the Directors' Option Plan, 27,574 shares held under the MRP and the RRP, and 9,893 shares allocated to employees' accounts as of June 30, 2000, under the ESOP. Does not include stock options for 6,984 shares granted under the Option Plan and the Directors' Option Plan which are not exercisable within 60 days of the Voting Record Date.

The business experience of each director is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

John E. Woodward. Mr. Woodward is retired. He was formerly the President of a collection agency and credit reporting bureau located in Montgomery County, Indiana, a position he had held since 1959.

C. Rex Henthorn. Since 1963, Mr. Henthorn has practiced law in the State of Indiana. He is currently affiliated with the law firm Henthorn, Harris, Taylor & Weliever, P.C. in Crawfordsville, Indiana.

Earl F. Elliott. Mr. Elliott is Chief Executive Officer, President and Director of the Company and Chairman of the Board and Chief Executive Officer of the Association. Mr. Elliott first joined the Association in 1973.

Mark E. Foster. Mr. Foster is the General Manager of a retail farm equipment and automobile dealership located in Warren County, Indiana, a position he has held since 1983.

Robert C. Wright. Mr. Wright is the owner and manager of a restaurant located in Vermillion County, Indiana, a position he has held since 1975.

Joseph M. Malott. For the past five years, Mr. Malott has been self-employed as a consultant to financial institutions.

J. Lee Walden. Mr. Walden is currently the Vice President, Chief Operating Officer and Chief Financial Officer of the Company and the Association's President and Chief Financial Officer. Mr. Walden first joined the Association in 1984.

THE DIRECTORS SHALL BE ELECTED UPON RECEIPT OF A PLURALITY OF VOTES CAST AT THE ANNUAL SHAREHOLDERS MEETING. PLURALITY MEANS THAT INDIVIDUALS WHO RECEIVE THE LARGEST NUMBER OF VOTES CAST ARE ELECTED UP TO THE MAXIMUM NUMBER OF DIRECTORS TO BE CHOSEN AT THE MEETING. ABSTENTIONS, BROKER NON-VOTES, AND INSTRUCTIONS ON THE ACCOMPANYING PROXY TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES WILL RESULT IN THE RESPECTIVE NOMINEE RECEIVING FEWER VOTES. HOWEVER, THE NUMBER OF VOTES OTHERWISE RECEIVED BY THE NOMINEE WILL NOT BE REDUCED BY SUCH ACTION.

Executive Officers

The following table sets forth certain information relating to the executive officers of the Company who were not also directors of the Company as of June 30, 2000.

       Name            Age                  Offices Held
------------------   -----    -------------------------------------------------------
Nancy L. McCormick     44     Secretary and Treasurer of the Company and
                              Senior Vice President and Secretary  of the Association

Steven V. Brier        47     First Vice President and Treasurer of the Association

Thomas J. Henthorn     46     First Vice President of the Association


Nancy L. McCormick first joined the Association in 1983 and was appointed Secretary in 1984. Ms. McCormick is the custodian to the Association's records and assists the Chief Executive Officer in various management duties.

Steven V. Brier joined the Association in 1990 as a branch manager. Mr. Brier currently is the operations officer of the Association and supervises branch lending.

Thomas  J.  Henthorn   currently   supervises  the  lending   function  for  the
Association.  Mr. Henthorn joined the Association in 1999.

Officers are elected annually by the Board of Directors and serve for a one-year period and until their successors are elected. There are no family relationships between or among the persons named. Thomas J. Henthorn is the brother of C. Rex Henthorn, one of the Company's directors.

Meetings and Committees of the Board of Directors

The Company. The Company's Board of Directors meets on a monthly basis. Directors receive an annual stipend of $1,200 plus $100 for each meeting of the Board of Directors attended. The Board of Directors met 13 times during the year ended June 30, 2000. During fiscal year 2000, no director of the Company attended fewer than 75% of the total number of Board meetings.

The Association. The Association's Board of Directors meets monthly. Additional special meetings may be called by the Chief Executive Officer or the Board of Directors. The Board of Directors met 13 times during the year ended June 30, 2000. During fiscal year 2000, no director of the Association attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. Directors receive an annual stipend of $6,000 plus $200 for each meeting of the Board of Directors attended. In addition, directors receive $100 for attendance at committee meetings lasting one hour or less and $200 per committee meeting lasting over one hour (except that Messrs. Elliott and Walden receive no fees for attending committee meetings held during their normal working hours). The Company has Audit, Nominating, Compensation, and Stock Option and Retention Plan Committees, among its other Board Committees.

The members of the Audit Committee are Messrs. Malott, Henthorn, and Wright. This Committee is responsible for developing and monitoring the Company's audit program. The Committee selects the Company's outside auditor and meets with such auditor to discuss the results of the annual audit and any related matters. The members of the Committee also receive and review all the reports and findings and other information presented to them by the Company's officers regarding financial reporting policies and practices. Two members of the Committee meet to audit all cash items and teller cash and reconcile such items to the general ledger. The Audit Committee met three times during fiscal 2000.

The entire Board of Directors acts as the Nominating Committee. The Board as Nominating Committee makes nominations for director candidates for election to the Board of Directors. The Board met as Nominating Committee one time in fiscal 2000 to nominate the three persons standing for election identified above. Although the Board of Directors of the Company will consider nominees recommended by shareholders, it has not actively solicited recommendations for nominees from shareholders nor has it established procedures for this purpose.
Article X, Section 6 of the Company's By-Laws provides that shareholders entitled to vote for the election of directors may name nominees for election to the Board of Directors but there are certain requirements that must be satisfied in order to do so. Among other things, written notice of a proposed nomination must be received by the Secretary of the Company not less than 60 days prior to the anniversary date of the mailing of the Company's proxy materials for the immediately preceding annual meeting of shareholders.

The members of the Compensation Committee are Messrs. Malott, Foster and Wright. The Compensation Committee reviews and approves all salaries for officers and employees of Montgomery Savings. The Compensation Committee met three times during fiscal 2000.

The members of the Stock Option and Retention Plan Committee are Messrs. Malott, Foster, Wright and Woodward. The Stock Option and Retention Plan Committee met three times during fiscal 2000.

Executive Compensation

The following table sets forth information concerning the compensation paid or granted to the Company's President and Chief Executive Officer for each of the last three fiscal years (the "Named Executive Officer"). No other executive officer of the Company had aggregate cash compensation exceeding $100,000 during the fiscal year ended June 30, 2000.


                           Summary Compensation Table

                                                                               Long Term
                                                                              Compensation
                                                                         ----------------------
                                        Annual Compensation                     Awards
                                -------------------------------------    ----------------------
                                                              Other      Restricted
Name and                                                     Annual         Stock      Options/       All Other
Principal Position       Year   Salary ($)   Bonus ($)   Compensation(1) Awards ($)    SARs (#)   Compensation ($)
------------------------------------------------------------------------------------------------------------------
Earl F. Elliott,         2000    $114,400     $5,000            ---      $48,726 (2)        --          29,101(3)
   Chief Executive       1999     111,000     10,000            ---          --             --          21,823(4)
   Officer and President 1998     100,950      5,000            ---          --             --          33,923(5)

(1) Mr. Elliott receives certain perquisites, but the incremental cost of providing such perquisites does not exceed the lesser of $50,000 or 10% of the officer's salary and bonus.

(2) The value of the restricted stock awards was determined by multiplying the fair market value of the Common Stock on the date the shares were awarded by the number of shares awarded. Of these shares, 3,497 vest over a 5-year period ended May 16, 2004, and 2,500 vest over a 5-year period ended May 16, 2005. As of June 30, 2000, the number and aggregate value of the restricted stock holdings of Mr. Elliott were 5,997 and $50,975, respectively. Dividends paid on restricted shares are payable to the grantee and are not included in the table.

(3) Represents a contribution by Montgomery Savings on behalf of Mr. Elliott of $7,532 pursuant to its 401(k) plan, $13,569 to the ESOP, and $8,000 of deferred compensation payable to Mr. Elliott upon his retirement.

(4) Represents a contribution by Montgomery Savings of $7,014 on behalf of Mr. Elliott to its 401(k) plan and $14,809 to the ESOP.

(5) Represents a contribution by Montgomery Savings on behalf of Mr. Elliott of $6,489 pursuant to its 401(k) plan, $17,434 to the ESOP and $10,000 of deferred compensation payable to Mr. Elliott upon his retirement.

The following table sets forth certain information concerning the number and value of in-the-money (when the fair market value of the common stock exceeds the exercise price of the option) stock options at June 30, 2000, held by the Named Executive Officer. No stock options were exercised by Mr. Elliott during fiscal 2000.

                         Outstanding Stock Option Grants
                       and Value Realized as of 6/30/2000
                         Number of Value of Unexercised

                      Securities Underlying               In-the-Money
                     Unexercised Options at                Options at
                       Fiscal Year End (#)           Fiscal Year End ($) (1)
                   -----------------------------   -----------------------------
Name               Exercisable     Unexercisable   Exercisable     Unexercisable
---------------    -----------     -------------   ----------      -------------
Earl F. Elliott      1,650            1,102          $2,525            $1,686

(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based on the average between the high and low prices for the shares as reported on the Nasdaq SmallCap Market on July 3, 2000, which was $8.50.

Employment Agreements. The Association has entered into employment agreements with Chief Executive Officer Elliott and President Walden providing for an initial term of three years. The employment agreements provide for an annual base salary in an amount not less than each individual's respective current salary and provide for an annual extension subject to the performance of an annual formal evaluation by disinterested members of the Board of Directors of the Association. The agreements also provide for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment agreements are also terminable by the employee upon 90 days' notice to the Association.

The employment agreements each provide for payment in an amount equal to 299% of the five-year annual average base compensation, in the event there is a "change in control" of the Association and employment involuntarily terminates in connection with such change in control or within twelve months thereafter. For the purposes of the employment agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss.ss. 574.3 or 4. Such events are generally triggered prior to the acquisition of control of 10% of the Company's Common Stock. If the employment of Chief Executive Officer Elliott or President Walden had been terminated as of June 30, 2000 under circumstances entitling them to severance pay as described above, they would have been entitled to receive a lump such cash payment of approximately $302,000 and $218,000, respectively. The agreements also provide for the continued payment to each employee of health benefits for the remainder of the term of their contract in the event such individual is involuntarily terminated in the event of a change in control.

Supplemental Retirement Benefit

The Association provides for a Supplemental Retirement Benefit to Mr. Elliott. The benefit consists of life insurance on Mr. Elliott's life equal in amount to twice his annual salary in the event of his death prior to retirement. In addition, the Association has agreed to pay Mr. Elliott a cash retirement payment of $100,000, plus accrued interest at a rate not to exceed 8% per annum, payable either in a lump sum within 30 days after his date of retirement or, at his election, in equal annual installments over such period of time as he shall elect, not to exceed five years. As a condition to his receiving the above-indicated cash retirement payments, Mr. Elliott will be required to enter into a written consulting agreement with the Association obligating him, during the remainder of his lifetime but subject to such limitation as his physical condition might impose, to render such reasonable business consulting and advisory services to the Association as the Board might request, and further obligating him not to enter into or engage in any activity or enterprise that would directly or indirectly involve substantial competition with the Association.

Certain Transactions

The Association has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. Under the Association's current policy, all such loans to directors and senior officers are required to be made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and do not involve more than the normal risk of collectibility. The Association has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, and their associates. These transactions have been on substantially the same terms, including interest rates, collateral, and repayment terms on extensions of credit, as those prevailing at the same time for comparable transactions with others and did not involve more than the normal risk of collectibility or present other unfavorable features. At June 30, 2000, the Association's loans to directors, officers and employees totalled approximately $1,757,000 or 10.3% of shareholders' equity.

From time to time the Company has paid fees to Henthorn, Harris,Taylor & Weliever, P.C., a law firm in which Chairman Henthorn is a principal, for legal services performed for Montgomery. For the year ended June 30, 2000, Montgomery paid fees totaling $3,226 to such law firm for services provided to Montgomery. In addition, Henthorn, Harris, Taylor, & Weliever P.C. provides legal services from time to time in connection with loans made by Montgomery Savings, for which services such law firm is compensated by the borrowers.

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

At the Meeting, the shareholders will consider and vote on the ratification of the appointment of Olive LLP as the Company's independent auditors for the Company's fiscal year ending June 30, 2001.

The Board of Directors of the Company has heretofore renewed the Company's arrangement for Olive LLP to be the Company's auditors for the fiscal year ending June 30, 2001, subject to ratification by the Company's shareholders. Representatives of Olive LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF OLIVE LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2001.

                              SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in the Company's proxy materials for its 2001 Annual Meeting of Shareholders, any shareholder proposal to take action at the 2000 Annual Meeting must be received at the Company's executive office at 119 East Main Street, Crawfordsville, Indiana 47933, no later than 120 days in advance of September 15, 2001. Any proposal submitted will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended ("Exchange Act") and, as with any shareholder proposal (regardless of whether included in the Company's proxy materials), the Company's Articles of Incorporation and By-Laws and Indiana law. Under the proxy rules, in the event that the Company receives notice of a shareholder proposal to take action at the 2001 Annual Meeting that is not submitted for inclusion in the Company's proxy materials, or is submitted for inclusion but is properly excluded from the Company's proxy materials, the persons named in the form of proxy sent by the Company to its shareholders intend to exercise their discretion to vote on the proposal in accordance with their best judgment if notice of the proposal is not received at the main office of the Company before 60 days in advance of September 15, 2001. In addition to the provision of the proxy rules regarding discretionary voting authority described in the preceding sentence, the Company's Bylaws provide that if notice of a shareholder proposal to take action at the 2001 Annual Meeting is not received at the main office of the Company by 60 days in advance of September 15, 2001, the proposal will not be recognized as a matter proper for submission to the Company's shareholders and will not be eligible for presentation at the 2001 Annual Meeting.

                                  OTHER MATTERS

The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Association may solicit proxies personally or by telegraph or telephone without additional compensation.

Crawfordsville, Indiana
September 15, 2000

                                 REVOCABLE PROXY
                        MONTGOMERY FINANCIAL CORPORATION

[ X ]  PLEASE MARK VOTES AS IN THIS EXAMPLE

                         Annual Meeting of Shareholders
                                October 17, 2000

         The undersigned hereby appoints the Board of Directors of Montgomery Financial Corporation (the "Company") with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting"), to be held on Tuesday, October 17, 2000, at the Company's main office, located at 119 East Main Street, Crawfordsville, Indiana, at 2:00 P.M. local time, and at any and all adjournments thereof, as follows:

I.       The election of the following directors for the terms specified:

         EARL F. ELLIOTT        MARK E. FOSTER      ROBERT C. WRIGHT
          (3-year term)          (3-year term)        (3-year term)

                         For       Withheld       Except
                         [ ]         [ ]            [ ]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "Except" and write that nominee's name in the space provided below.



II. The ratification of the appointment of Olive LLP as auditors for the Company for the fiscal year ending June 30, 2001.

                         For       Against        Abstain
                         [ ]         [ ]            [ ]

         In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

         THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

================================================================================
Please be sure to sign and date
this Proxy in the box below.                                                Date
--------------------------------------------------------------------------------




     Shareholder sign above                Co-holder (if any) sign above
================================================================================
    Detach above card, sign, date and mail in postage paid envelope provided.

                        MONTGOMERY FINANCIAL CORPORATION

================================================================================
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

         The person(s) signing above acknowledge receipt from the Company, prior to the execution of this Proxy, of a Notice of the Annual Meeting, a Proxy Statement and the Company's Annual Report to Shareholders for the fiscal year ended June 30, 2000.

         Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


          PLEASE PROMPTLY COMPLETELY DATE, SIGN AND MAIL THIS PROXY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE
================================================================================